MERRILL LYNCH AMERICAS INCOME FUND, INC.

  Supplement dated April , 2000 to the Prospectus and Statement of Additional
                    Information, each dated March 30, 2000

     On April 26, 2000, the Board of Directors of Merrill Lynch Americas Income Fund, Inc. ("the Fund") approved a proposed amendment to the investment objective and policies of the Fund and called a meeting of the stockholders of the Fund to be held July 10, 2000 to consider the amendments. The record date for determining the stockholders entitled to receive notice of and to vote at the meeting is May 12, 2000. If the stockholders approve the proposed amendments, the Fund will change its name to Merrill Lynch Emerging Markets Debt Fund, Inc.

     The proposed investment objective of the Fund will be to provide high current income with a secondary objective of capital appreciation. Under normal market conditions, the Fund will invest at least 65% of its total assets in debt obligations of issuers in emerging market countries. Debt obligations include fixed or floating rate bonds, notes, debentures, commercial paper, corporate loans, Brady Bonds, and other debt securities issued or guaranteed by governments, agencies, or instrumentalities, central banks, commercial banks or private issuers, including repurchase agreements. Debt obligations also include convertible securities, which have characteristics of both debt and equity investments. The Fund may also invest in the lowest rated bonds, including those in default. There will be no maturity restrictions on the securities in which the Fund will invest. Its weighted average maturity normally will range between five and ten years, but may vary substantially because of market conditions. Under normal circumstances, 65% of the Fund's total assets are expected to be denominated in U.S. dollars. The Fund will not usually attempt to cushion the impact of foreign currency fluctuations on the dollar. Under its amended policies, the Fund will be permitted to invest up to 40% of its assets in issuers domiciled in any one country.

     The Board of Directors of the Fund also approved an Agreement and Plan of Reorganization between the Fund and Worldwide DollarVest Fund, Inc. ("Worldwide DollarVest"), a closed-end investment company, pursuant to which, in substance, the Fund will acquire substantially all of the assets and assume substantially all of the liabilities of Worldwide DollarVest in exchange for newly issued Class A shares of the Fund (the "Reorganization").

     The Reorganization is conditioned upon approval by the Fund's stockholders of the amendments to the investment objective and policies of the Fund described above and upon approval of the Reorganization by the stockholders of Worldwide DollarVest. The annual meeting of the stockholders of Worldwide DollarVest at which stockholders will consider the Reorganization, has been called for August 23, 2000. Stockholders of the Fund are not required to vote on the Reorganization.


     Code # 16802-03-00ALL
     Code #16800-03-00ALL